UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2007 (August 29, 2007)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway
Building A
Parsippany, NJ 07054
(Address of principal executive office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2007, the Board of Directors of TDS Investor (Cayman) L.P., our ultimate parent company, approved grants of restricted equity units (“REUs”) to management pursuant to the Travelport 2007 Supplemental Profit Sharing Plan, the form of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 25, 2007.  The forms of award agreements for these grants were filed as Exhibits 10.4 and 10.5 to the Current Report on Form 8-K filed by the Company on August 28, 2007.  Grants of REUs to our Named Executive Officers were as follows:  Jeff Clarke — 2,651,601 REUs; Michael Rescoe — 1,060,640 REUs; Gordon Wilson — 1,356,633 REUs; Kenneth Esterow — 901,544 REUs; and Jo-Anne Kruse — 742,448 REUs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

	By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, General Counsel and
Corporate Secretary

Date: September 5, 2007